UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 25, 2006

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                       1-8712                      62-0721803
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                   File Number)            Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED][GRAPHIC OMITTED]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On January 25, 2006, Bowater Incorporated announced that Joseph B. Johnson, 42, has been named Vice President and Controller. From 2004 to 2006, he was Director - Financial Reporting; and from 2001 to 2003, he was Director, Accounting and Compliance Reporting. Previously, he was with Ernst and Young LLP, an international accounting firm, where he was Audit and Advisory Senior Manager from 1995 to 2001.

     A copy of the press release announcing Mr. Johnson's appointment is attached hereto as Exhibit 99.1


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           BOWATER INCORPORATED
                                           (Registrant)


Date:  January 30, 2006                    By:     /s/ William G. Harvey
                                                   ---------------------
                                           Name:   William G. Harvey
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer